UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2013
Date of Report (Date of earliest event reported)

PASSPORT POTASH INC.
(Exact name of registrant as specified in its charter)

British Columbia (State or other jurisdiction of incorporation)	000-54751 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

608 - 1199 West Pender Street Vancouver, BC, Canada (Address of principal executive offices)	V6E 2R1 (Zip Code)

(604) 687-0300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Immediately following Passport Potash Inc.'s (the "Company") Annual General and Special Meeting of Shareholders (the "AGM") held on September 12, 2013, the Company's Board of Directors convened a meeting and appointed Bill Allred as a director of the Company.

Mr. Allred has worked as a certified public account with his own private accounting practice, Billie J. Allred, CPA, from 1979 to the present. Mr. Allred has served as the Deputy Auditor general for the State of Arizona from 1976 to 1979 and was an audit manager in the Los Angeles and Phoenix offices of Ernst & Young from 1958 to 1968. Mr. Allred received his Bachelor of Science Degree in Accounting from Brigham Young University in 1958 and his A.A. Degree in Business from Eastern Arizona College in 1956. Based on the foregoing. Mr. Allred was a director of American Energy Fields, Inc. from October 2010, which merged with and into Continental Resources Group, Inc. where Mr. Allred continued as a director of Continental Resources Group, Inc. until its dissolution on February 27, 2013.

As a result of the appointment of Mr. Allred as described above, the Company's current executive officers and directors are as follows:

Name	Position
Joshua Bleak	President, Chief Executive Officer and a Director
Laara Shaffer	Chief Financial Officer, Secretary and a Director
Ali Rahimtula	Director
R. Dennis Ickes	Director
David J. Salisbury	Chairman and a Director
John Eckersley	Executive Vice President and a Director
Jerry Aiken	Director
Michael X. Schlumpberger	Chief Operating Officer
Bill Allred	Director

Item 5.07.     Submission of Matters to a Vote of Security Holders

The Company held its AGM on September 12, 2013 to approve the agenda items described below.

A total of 72,075,676 shares (39.25% of the 183,619,388 issued and outstanding shares of the Company's common stock entitled to vote as of July 29, 2013, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted (or withheld/abstained) at the AGM with respect to each agenda item and do not include broker non-votes.

Agenda Item 1.      To set the number of directors at seven (7). The votes cast for or against this agenda item were as follows:

For		Against
71,521,305	99.60%	288,371	0.40%

There were no withheld/abstained votes and 266,000 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

Agenda Item 2.      To elect the following seven (7) directors. The votes cast for and withheld/abstained with respect to each nominee were as follows:

Nominee	For		Withheld
Joshua Bleak	9,372,271	43.04%	12,404,424	56.96%
Laara Shaffer	9,538,681	43.80%	12,238,014	56.20%
Ali Rahimtula	5,375,583	24.69%	16,401,112	75.31%
R. Dennis Ickes	5,494,284	25.23%	16,282,411	74.77%
David J. Salisbury	5,465,230	25.10%	16,311,465	74.90%
John Eckersley	9,489,430	43.58%	12,287,265	56.42%
Jerry Aiken	5,488,984	25.21%	16,287,711	74.79%

There were 50,298,981 broker non-votes with respect to this agenda item. Votes that were withheld/abstained and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 3.      To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2014. The votes cast for or against this agenda item, and the number of withheld votes/abstentions, were as follows:

For		Against		Withheld
71,895,244	99.75%	Nil	Nil	180,432	0.25%

There were no broker non-votes with respect to this agenda item. Withheld votes/abstentions were counted for purposes of determining the presence or absence of a quorum. Withheld votes/abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

Agenda Item 4.      To approve the continuation of the Company's 2011 Rolling Share Option Plan. The votes cast for or against this agenda item were as follows:

For		Against
8,714,256	40.02%	13,062,439	59.98%

There were no withheld/abstained votes and 50,298,981 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

Agenda Item 5. To approve a consolidation of the Company's issued and outstanding shares. The votes cast for or against this agenda item were as follows:

For		Against
19,474,540	88.35%	2,568,154	11.65%

There were no withheld/abstained votes and 50,032,982 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

Agenda Item 6.      To approve an alteration to the Company's current Articles to include "advance notice" provisions to establish certain requirements for the valid nomination for election as a director of the Company of any person who is proposed to be nominated other than by the Board of Directors of the Company. The votes cast for or against this agenda item were as follows:

For		Against
21,371,267	98.14%	405,428	1.86%

There were no withheld/abstained votes and 50,298,981 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

Agenda Item 7.      To approve an amendment to the Company's current Articles to change the quorum requirements for the transaction of business at a meeting. The votes cast for or against this agenda item were as follows:

For		Against
9,461,976	43.45%	12,314,719	56.55%

There were no withheld/abstained votes and 50,298,981 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

The Company's solicitation of proxies with respect to its AGM involved securities of an issuer located in Canada and was being effected in accordance with the corporate laws of the Province of British Columbia, Canada, the securities laws of the provinces of Canada as well as the United States federal securities laws.

SECTION 8 - OTHER EVENTS

Item 8.01.     Other Events

The Company's Board of Directors convened a meeting immediately following the AGM and reappointed the following executive officers:

Joshua Bleak	President and Chief Executive Officer
Laara Shaffer	Chief Financial Officer and Secretary
John Eckersley	Executive Vice President
Michael X. Schlumpberger	Chief Operating Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSPORT POTASH INC.
Date: September 18, 2013	/s/ John Eckersley Name: John Eckersley Title: Executive Vice President and a director

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